                                                                      EXHIBIT 10



           THIRTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                              FACILITIES AGREEMENT

         THIS THIRTEENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of March 7, 2003, by and among DT INDUSTRIES, INC., a Delaware corporation ("Domestic Borrower"), DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("Administrative Agent"), and the other lenders listed on the signature pages hereof (the "Lenders").

                                    RECITALS

                  (a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21, 1997 (as amended through the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) Borrower has requested that the Lenders waive certain Events of Default, and the Lenders have agreed to waive such Events of Default, subject to the terms and conditions contained herein.

                  (c) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for, among other things, (i) modification to certain pricing terms, (ii) revisions to existing financial covenants, and (iii) other modifications described below, all subject to the terms and conditions contained herein.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. WAIVER. The Lenders hereby waive any Event of Default under Section
16.1. of the Credit Agreement which may have occurred as a result, directly or indirectly, of (a) the failure of Borrower to comply with Sections 15.2., 15.3., 15.4., 15.5., and 15.6. or any of them for the fiscal quarters ending on or about December 30, 2002 and March 31, 2003 and for each fiscal month commencing October 2002 and continuing through and including March 2003, and (b) any Event of Default arising from the Borrower's requests for Revolving Loan Advances while any of the above Events of Default existed (the "Existing Events of Default"). The waivers provided in this Section 1 shall not be and shall not be deemed to be a waiver of any Defaults or Events of Default under the Credit Agreement other than the Existing Events of Default.

         2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a) A new Section 3.2.9. is added to the Credit Agreement immediately following Section 3.2.8. thereof, as follows:

         3.2.9. OTHER MANDATORY COMMITMENT REDUCTIONS.

                  (a) On the Thirteenth Amendment Effective Date, the Aggregate Revolving Loan Commitment shall be reduced to $55,000,000, and Borrower shall make any necessary prepayments of principal, together with accrued and unpaid interest thereon, to cause the outstanding principal and Letter of Credit Exposure under the Aggregate Revolving Loan Commitment not to exceed $55,000,000. Notwithstanding anything to the contrary contained in Section 3.1, on the Thirteenth Amendment Effective Date, the Aggregate Offshore Currency Revolving Loan Commitment shall be reduced to $45,000,000, and Borrower shall make any necessary prepayments of principal, together with accrued and unpaid interest thereon, to cause the outstanding principal under the Aggregate Offshore Currency Revolving Loan Commitment not to exceed $45,000,000.

                  (b) Promptly upon receipt by Borrower or any Subsidiary of Borrower, at any time after the Thirteenth Amendment Effective Date, of the proceeds from any federal, state or municipal tax refund, Borrower shall prepay the Aggregate Revolving Loans in an amount equal to 100% of the amount of such tax refund. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment.

         (b) The introductory language in Section 4.3. is entirely amended, as follows:

         The "Adjusted Eurodollar Rate" for any Eurodollar Loan is the lesser of
         (a) the Eurodollar Rate plus the applicable Eurodollar Increment, and
         (b) the Maximum Rate, and the "Adjusted Base Rate" for any Base Rate Loan shall be the lesser of (i) the Prime Rate plus the applicable Base Rate Increment, and (ii) the Maximum Rate. Beginning on the Thirteenth Amendment Effective Date, and continuing at all times thereafter, the Eurodollar Increment shall be 4.50%, and the Base Rate Increment with respect to all Advances other than Priority Advances shall be 4.00%, and the Base Rate Increment with respect to Priority Advances shall be 4.50%. Except as set forth in Section 7.13 below, the Borrower may elect Advances to be either Eurodollar Advances or Base Rate Advances.

         (c) The last sentence of Section 6.2.1. is entirely amended, as follows:

         Notwithstanding anything herein to the contrary, any prepayment of the Aggregate Revolving Loan pursuant to this Section 6.2.1 shall first be applied to pay the Priority Advances which cause the aggregate amount of all Revolving Loan Advances to exceed $53,000,000, prior to application to any other Aggregate Revolving Loans and shall not constitute a permanent reduction in the Aggregate Revolving Loan Commitment other than in accordance with the Scheduled Reductions.

         (d) Section 6.2.3. is entirely amended, as follows:

         6.2.3. MANDATORY PREPAYMENT FROM ASSET SALES. Promptly upon receipt by Borrower or any Subsidiary of Borrower of the proceeds from any sale, transfer, exchange, lease, or other dispositions of any of the assets of Borrower or any Subsidiary of Borrower (except for sales in the ordinary course of business and sales of worn out or obsolete assets as to which replacement shall be commenced with assets of equal or greater value or quality within 90 days and shall be diligently thereafter pursued), Borrower shall repay the Loans from the Net Proceeds of such transaction, which prepayment shall be in the principal amount equal to 100% of such Net Proceeds. Any such prepayment shall be applied first, to the Aggregate Revolving Loan to the extent of any outstanding Priority Advances which cause the aggregate amount of all Revolving Loan Advances to exceed $53,000,000, and second, if the aggregate amount of all Revolving Loan Advances is less than or equal to $53,000,000, to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan commitment at the time of such prepayment, and shall be applied pro rata with respect to all future Scheduled Reductions due under such Loans. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan. For purposes hereof, "Net Proceeds" means the aggregate amount of cash and cash equivalents received by Borrower or any Subsidiary of Borrower in connection with any transaction described in this Section 6.2.3. minus necessary and reasonable fees, costs and expenses and related taxes paid or payable as a result of such transaction, provided that mandatory prepayments shall not be required in connection with Net Proceeds received from the disposition of assets in connection with Borrower's restructuring of operations so long as such restructuring costs constitute Restructuring Charges permitted under this Agreement, are in an aggregate amount not to exceed $500,000 during the term of this Agreement, and are incurred in connection with the disposition of assets related to the facility and/or operations with respect to which such Restructuring Charges relate. Nothing in this Section 6.2.3. permits any violation of Section 14.6. of this Agreement.

         (e) The penultimate sentence of Section 6.2.4. is entirely amended, as follows:

         Any such prepayment shall be applied first, to the Aggregate Revolving Loan to the extent of any outstanding Priority Advances which cause the aggregate amount of all Revolving Loan Advances to exceed $53,000,000, and second, if the aggregate amount of all Revolving Loan Advances is less than or equal to $53,000,000, to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment.

         (f) The second sentence of Section 6.2.7. is entirely amended, as follows:

         Any such prepayment shall be applied first, to the Aggregate Revolving Loan to the extent of any outstanding Priority Advances which cause the aggregate amount of all Revolving Loan Advances to exceed $53,000,000, and second, if the aggregate amount of all Revolving Loan Advances is less than or equal to $53,000,000, to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment and shall be applied pro rata with respect to all future Scheduled Reductions due under such Loans.

         (g) The second sentence of Section 6.2.8, is entirely amended, as follows:

         Any such prepayment shall be applied first, to the Aggregate Revolving Loan to the extent of any outstanding Priority Advances which cause the aggregate amount of all Revolving Loan Advances to exceed $53,000,000, and second, if the aggregate amount of all Revolving Loan Advances is less than or equal to $53,000,000, to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Tern Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment and shall be applied pro rata with respect to all future Scheduled Reductions due under such Loans.

         (h) A new Section 6.2.10. is added to the Credit Agreement immediately following Section 6.2.9. thereof, as follows:

         6.2.10. PREPAYMENTS BASED ON FINANCIAL PERFORMANCE. Commencing with the fiscal quarter of Borrower ending on or about June 30, 2003, the Borrower shall make a $1,000,000 mandatory prepayment of the Loans after any quarter in which Domestic Borrower's EBITDA is less than the applicable amount in the following table as of the applicable date of calculation set forth in the following table:

Fiscal Quarter                The applicable amount is
June 2003                        $     4,658,000
September 2003                   $     7,174,000
December 2003                    $    10,163,000
March 2004                       $    11,309,000
June 2004                        $    12,030,000

                  For purposes of this Section 6.2.10., EBITDA shall be calculated (a) for the period commencing March 1, 2003 and ending on the last day of each fiscal quarter of Domestic Borrower through and including the fiscal quarter of Domestic Borrower ending on or about December 31, 2003, and (b) for the twelve month period ending on the last day of each fiscal quarter of Domestic Borrower thereafter. The prepayment described above shall be due and payable on the date that Administrative Agent receives the financial statements required to be delivered under Section 13.13.2. for the applicable fiscal quarter. If Domestic Borrower fails to timely deliver the financial statements required to be delivered under Section 13.13.2. for any fiscal quarter, then Domestic Borrower shall be deemed to have failed to meet the minimum EBITDA test set forth above and the applicable $1,000,000 prepayment shall be due and payable on the day after such financial statements are due. Any such prepayment shall be applied to the Aggregate Canadian Term Loan and the Aggregate Revolving Loan, pro rata based upon the respective principal amounts of the Aggregate Canadian Term Loan and the Aggregate Revolving Loan Commitment at the time of such prepayment. Notwithstanding anything herein to the contrary, the Aggregate Revolving Loan Commitment shall be permanently reduced by the amount of any such prepayment applied to the Aggregate Revolving Loan.

         (i) New Sections 13.13.5., 13.13.6, and 13.13.7 are added to the Credit Agreement immediately following Section 13.13.4. thereof, as follows:

         13.13.5. MONTHLY FIXED COSTS REPORT. Within 30 days after the end of each calendar month, a report in form and detail satisfactory to Administrative Agent with respect to the Borrowers' fixed costs (including overhead included in cost of sales, general and administrative expenses, sales and marketing expenses, and research and development expenses) and Borrowers' efforts to reduce same, together with a narrative description of any negative variance in excess of 5% in the aggregate with respect to such fixed costs as projected in the Borrowers' business plan.

         13.13.6. BI-WEEKLY DISPOSITION AND REFINANCING REPORT. On or before the 15th day of each calendar month and on or before the last day of each calendar month, a report in form and detail satisfactory to Administrative Agent with respect to all aspects of the sales process with respect to all or any part of the Borrowers or any division thereof and with respect to Borrowers' efforts to refinance the Loan Obligations and terminate the Commitments.

         13.13.7. OFFERING MEMORANDUM. On or before March 31, 2003, a copy of the offering memorandum being prepared by the Borrowers for the purpose of facilitating the sale of all or any part of the Borrowers or a division thereof.

         (j) A new Section 13.21 is added to the Credit Agreement immediately following Section 13.20. thereof, as follows:

         13.21. INVESTMENT BANKING FIRM. On or before April 30, 2003, the Borrowers shall engage an investment banking firm satisfactory to the Required Lenders, which engagement shall be on terms and conditions satisfactory to the Required Lenders.

         (k) Section 14.11. is entirely amended, as follows:

         14.11. CAPITAL EXPENDITURES. Make Capital Expenditures (for all Covered Persons) in excess of the applicable amount in the following table for the period indicated in the following table:

During the period                     The applicable amount is
From July 1, 2002 through June 30,         $4,500,000
2003
From October 1, 2002 through               $5,000,000
September 30, 2003

From January 1, 2003 through               $5,000,000
December 31, 2003

From April 1, 2003 through                 $5,000,000
March 31, 2004

From July 1, 2003 through June 30,         $5,000,000
2004

         (1) Sections 15.2., 15.3., 15.4., 15.5. and 15.6. are entirely amended, as follows:

         15.2. MINIMUM NET WORTH. Domestic Borrower's Net Worth as of the end of each fiscal quarter of Domestic Borrower, commencing with the fiscal quarter ending on or about June 30, 2003, shall at no time be less than $120,000,000 plus 50% of Domestic Borrower's cumulative Net Income (but not any net loss) for the period commencing March 1, 2003, and extending through and including the end of the applicable fiscal quarter.

         15.3. INTENTIONALLY DELETED.

         15.4 INTENTIONALLY DELETED.

         15.5. MINIMUM EBITDA TO INTEREST EXPENSE RATIO. The ratio of Domestic Borrower's EBITDA to Domestic Borrower's Interest Expense (excluding non-cash Interest Expense during such period), calculated at the end of each fiscal quarter of Domestic Borrower for the four consecutive fiscal quarters then ended, shall not be less than the applicable ratio in the following table:

For the Quarter Ended on or         The applicable ratio is
About:
June 30, 2003                          0.04 to 1.0

September 30, 2003                     0.15 to 1.0

December 31, 2003                      1.55 to 1.0

March 31, 2004                         2.65 to 1.0

June 30,2004                           2.79 to 1.0

         15.6. MINIMUM EBITDA. Domestic Borrower's EBITDA shall not be less than the applicable amount in the following table as of the applicable date of calculation set forth in the following table:



                Fiscal Month                  The applicable amount is
                ------------                  ------------------------
                April 2003                      $       1,896,000
                May 2003                        $       2,672,000
                June 2003                       $       4,388,000
                July 2003                       $       5,017,000
                August 2003                     $       5,646,000
                September 2003                  $       6,904,000
                October 2003                    $       7,593,000
                November 2003                   $       8,282,000
                December 2003                   $       9,913,000
                January 2004                    $      10,849,000
                February 2004                   $      11,786,000
                March 2004                      $      11,059,000
                April 2004                      $      11,935,000
                May 2004                        $      11,952,000
                June 2004                       $      11,780,000



         For purposes of this Section 15.6, EBITDA shall be calculated (a) for the period commencing March 1, 2003 and ending on the last day of each fiscal month of Domestic Borrower through and including the fiscal month of Domestic Borrower ending on or about January 31, 2004, and (b) for the twelve month period ending on the last day of each fiscal month of Domestic Borrower thereafter.

         (m) Exhibit 2.1 to the Credit Agreement is hereby amended by adding or entirely amending the following definitions, as follows:

         PRIORITY ADVANCE - any Advance made after the Twelfth Amendment Effective Date, if, after giving effect to such Advance, the sum of
         (a) the aggregate outstanding principal amount of all Advances plus
         (b) the aggregate Dollar Equivalent Amount of the Letter of Credit Exposure with respect to all Letters of Credit, exceeds the Priority Threshold Amount.

         PRIORITY LETTER OF CREDIT - any Letter of Credit issued after the Twelfth Amendment Effective Date, if, after giving effect to such issuance, the sum of

                  (a) the aggregate outstanding principal amount of all Advances plus (b) the aggregate Dollar Equivalent Amount of the Letter of Credit Exposure with respect to all Letters of Credit, exceeds the Priority Threshold Amount.

                  PRIORITY THRESHOLD AMOUNT - $47,500,000, as reduced from time to time by an amount equal to 50% of any permanent reductions to the Aggregate Revolving Loan Commitment made on or after the Thirteenth Amendment Effective Date.

                  RESTRUCTURING CHARGES - for any period of calculation, without duplication, and excluding any costs paid out of the proceeds of sale or other disposition of assets, any costs whether paid in cash or reserved in accordance with Generally Accepted Accounting Principles related to severance costs associated with workforce reductions, personnel relocation costs, idle facility costs, and non-cash write-downs of fixed assets, provided that during the term of this Agreement the aggregate amount thereof shall not exceed $12,100,000 and the cash amount thereof shall not exceed $9,300,000.

                  THIRTEENTH AMENDMENT EFFECTIVE DATE - the date on which all conditions precedent to the Thirteenth Amendment to Fourth Amended and Restated Credit Facilities Agreement (the "Thirteenth Amendment") are satisfied.

                  (n) Exhibit 13.13 to the Credit Agreement is amended and restated in the form of, and all references in the Credit Agreement to
         Exhibit 13.13 are hereby deemed to be references to, the attached
         Exhibit 13.13.

         3. AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender who approves and executes this Amendment by on or before Friday, March 7, 2003, an amendment fee (the "Amendment Fee"), earned and due and payable as of the date of this Amendment, which fee shall be equal to the product of (a) 0.50% multiplied by (b) an amount equal to the sum of (i) such Lender's portion of the Commitment after giving effect to the reduction thereof on the effective date of this Amendment, plus (ii) the aggregate amount of the Canadian Term Loan owed to such Lender as of the effective date of this Amendment.

         4. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document (other than with respect to the Existing Events of Default) or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

         5. SUBSIDIARIES' ACKNOWLEDGMENT. By signing below, each of the Domestic Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations (a) consents and agrees to this Amendment's execution and delivery,
(b) ratifies and confirms its
obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

         6. RELEASE.

                  (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this Section 6 shall survive termination of this Amendment and the other Loan Documents.

         7. REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

                  (a) after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date; and

                  (b) after giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

         8. CONDITIONS OF EFFECTIVENESS. This Amendment shall not be effective unless and until all corporate actions of Borrower and the Significant Subsidiaries taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the fees and expenses of Winstead Sechrest & Minick P.C. and KPMG LLP, shall have been paid.

                  (b) Administrative Agent shall have received each of the following:

                           (i) a certificate of the Borrower, in form and
                  substance satisfactory to Administrative Agent, Required Lenders and Administrative Agent's counsel, certifying (A) as to the accuracy in all material respects, after giving effect to this Amendment, of the representations and warranties set forth in the Credit Agreement, this Amendment and the other Loan Documents, and (B) that there exists no Default or Event of Default, after giving effect to this Amendment, and the execution, delivery and performance of this Amendment will not cause a Default or Event of Default;

                           (ii) payment of the Amendment Fee;

                           (iii) such other documents, certificates and
                  instruments as the Administrative Agent shall require prior to the date hereof.

                  (c) The Administrative Agent shall have received a Priority Advance Asset Coverage Report dated as of a date proximate to the Thirteenth Amendment Effective Date, together with such supporting information with respect thereto as may be reasonably required by the Administrative Agent.

         9. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         10. COUNTERPARTS: EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         11. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         12. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         13. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         14. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

DT INDUSTRIES, INC.,                       KALISH INC. formerly Kalish Canada
a Delaware corporation                          Inc., a New Brunswick, Canada
                                                corporation

By: /s/ John M. Casper                     By: /s/ John M. Casper
    ----------------------------               --------------------------------
Name: John M. Casper                       Name: John M. Casper
      --------------------------                 ------------------------------
Title: Sr. V.P.-Finance & CFO              Title: VP
       -------------------------                  -----------------------------

DT CANADA INC.,                            ASSEMBLY TECHNOLOGIE &
a New Brunswick, Canada corporation             AUTOMATION GMBH, a German
                                                limited liability company

By: /s/ John M. Casper                     By: /s/ John M. Casper
    ----------------------------               --------------------------------
Name:  John M. Casper                      Name:   John M. Casper
      --------------------------                 ------------------------------
Title: VP                                  Title: illegible
       -------------------------                  -----------------------------

DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales

By: /s/ John M. Casper
    ----------------------------
Name:  John M. Casper
      --------------------------
Title: Director
       -------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By: /s/ John K. Barrett                    By:
    -------------------------------           ----------------------------------
        John K. Barrett                    Name:
        Principal                               --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By: illegible                              By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------



BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By: /s/ John E. Klinge                     By:
   ----------------------------------         ----------------------------------
Name:   John E. Klinge                     Name:
     --------------------------------           --------------------------------
Title:  Principal                          Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------




BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By: /s/ Robert M. Kadlick
   ----------------------------------
Name:   Robert M. Kadlick
     --------------------------------
Title:  Duly Authorized Signatory
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By: /s/ Michael P. McNerney
   ----------------------------------
Name:   Michael P. McNerney
     --------------------------------
Title:  AVP
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By: /s/ Thomas R. Brady
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:   Thomas R. Brady
    Principal                                   --------------------------------
                                           Title:  Director
                                                --------------------------------


                                           By: /s/ Richard J. Sweeney
                                              ----------------------------------
                                           Name:   Richard J. Sweeney
                                                --------------------------------
                                           Title:  Vice President
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By: /s/ Brian Cerreta
   ----------------------------------         ----------------------------------
Name:                                      Name:   Brian Cerreta
     --------------------------------           --------------------------------
Title:                                     Title:  Director
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

BANK OF AMERICA, N.A., formerly            DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative            AND GRAND CAYMAN
Agent and a Lender                              BRANCHES

By:                                        By:
    -------------------------------           ----------------------------------
    John K. Barrett                        Name:
    Principal                                   --------------------------------
                                           Title:
                                                --------------------------------


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                --------------------------------


BEAR, STEARNS & CO. INC.                   THE BANK OF NOVA SCOTIA

By:                                        By:
   ----------------------------------         ----------------------------------
Name:                                      Name:
     --------------------------------           --------------------------------
Title:                                     Title:
     --------------------------------           --------------------------------

WILLIAM E. SIMON & SONS SPECIAL            U.S. BANK, NATIONAL
SITUATION PARTNERS II, L.P.                ASSOCIATION

By:                                        By: /s/ Timothy N. Scheer
   ----------------------------------         ----------------------------------
Name:                                      Name:   Timothy N. Scheer
     --------------------------------           --------------------------------
Title:                                     Title:  Vice President
     --------------------------------           --------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------


NATIONAL CITY BANK

By:
   ----------------------------------
Name:
     --------------------------------
Title:
     --------------------------------

ACKNOWLEDGED AND AGREED:

ADVANCED ASSEMBLY AUTOMATION, INC.


By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


ASSEMBLY TECHNOLOGY & TEST, INC.


By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


DETROIT TOOL AND ENGINEERING COMPANY


By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


DTI LEBANON SUBSIDIARY, INC.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


HANSFORD MANUFACTURING CORPORATION

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


PHARMA GROUP, INC.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------

MID-WEST AUTOMATION ENTERPRISES, INC.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


MID-WEST AUTOMATION SYSTEMS, INC.


By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


SENCORP SYSTEMS, INC.


By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


VANGUARD TECHNICAL SOLUTIONS, INC.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


ARMAC INDUSTRIES CO.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------


ASSEMBLY MACHINES, INC.

By: /s/ John M. Casper
   ----------------------------------
Name:   John M. Casper
     --------------------------------
Title:  VP
     --------------------------------